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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): APRIL 21, 2004


                   BUILDING MATERIALS CORPORATION OF AMERICA
            (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                        33-81808                   22-3276290
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification Number)

                                1361 ALPS ROAD
                            WAYNE, NEW JERSEY 07470
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (973) 628-3000

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                            ADDITIONAL REGISTRANTS


                                                                                   Address, including zip
                                                                                   code and telephone
                             State or other                                        number, including area
                             jurisdiction of                                       code, of registrant's
Exact name of registrant     incorporation or      Registration No./ I.R.S.        principal executive
as specified in its charter  organization          Employer Identification No.     offices
---------------------------  ----------------      ---------------------------     ----------------------

Building Materials           Delaware              333-69749-01/                   1361 Alps Road
Manufacturing Corporation                          22-3626208                      Wayne, NJ  07470
                                                                                   (973) 628-3000

Building Materials           Delaware              333-69749-02/                   300 Delaware Avenue
Investment Corporation                             22-3626206                      Suite 303
                                                                                   Wilmington, DE  19801
                                                                                   (302) 427-5960

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 21, 2004, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the first quarter ended April 4, 2004. A copy of the news release is furnished herewith as
Exhibit 99.1.

         This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS INVESTMENT CORPORATION
                                   BUILDING MATERIALS MANUFACTURING CORPORATION



Dated: April 21, 2004             By:      /s/ John F. Rebele
                                           ------------------
                                  Name:    John F. Rebele
                                  Title:   Senior Vice President and
                                           Chief Financial Officer


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                                 EXHIBIT INDEX

    Exhibit Number      Description
    --------------      -----------

         99.1 News release issued April 21, 2004 regarding results of operations for the first quarter ended April 4, 2004.






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